UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

xG TECHNOLOGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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240 S. Pineapple Avenue, Suite 701
Sarasota, FL 34236
(941) 953-9035
Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders to Be Held on June 14, 2018
The Notice of Annual Meeting, Proxy Statement
and Annual Report on Form 10-K are available at: www.cstproxy.com/xgtechnology/2018

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 14, 2018
To the Stockholders of xG Technology, Inc.:
NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (“Annual Meeting”) of xG Technology, Inc., a Delaware corporation (the “Company”), will be held on June 14, 2018 at 9:00 a.m. (Eastern Time) at the Company’s office building at 240 S. Pineapple Avenue, Conference Room, 2nd Floor, Sarasota, Florida 34236, for the following purpose:
1.
To elect seven (7) members of the Company’s Board of Directors (the “Board”), each to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal (“Proposal No. 1”);

2.
To consider and vote on a proposal to ratify the Board’s selection of Marcum LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2018 (“Proposal No. 2”); and

3.
To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement that is attached and made a part of this Notice. Only stockholders of record of the Company’s common stock, par value $0.00001 per share (the “Common Stock”) at the close of business on April 27, 2018 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.
All stockholders are cordially invited to attend the Annual Meeting in person. Your vote is important regardless of the number of shares of Common Stock you own. Only record or beneficial owners of the Common Stock as of the Record Date may attend the Annual Meeting in person. When you arrive at the Annual Meeting, you must present photo identification, such as a driver’s license. Beneficial owners also must provide evidence of stockholdings as of the Record Date, such as a recent brokerage account or bank statement.
Whether or not you expect to attend the Annual Meeting, please complete, sign, date, and return the enclosed proxy card in the enclosed postage-paid envelope in order to ensure representation of your shares of Common Stock. It will help in our preparations for the Annual Meeting if you would check the box on the form of proxy if you plan on attending the Annual Meeting. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.
Sarasota, Florida	By Order of the Board of Directors,
April 30, 2018	/s/ Gary Cuccio Gary Cuccio Executive Chairman of the Board and Interim Chief Executive Officer
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

i

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
In this proxy statement, xG Technology, Inc., a Delaware corporation, is referred to as “xG,” the “Company,” “we,” “us” and “our.”
Information Concerning the Proxy Materials and the Annual Meeting of Stockholders
Proxies in the form enclosed with this proxy statement are being solicited by our Board of Directors (the “Board”) for use at our Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 9:00 a.m. (Eastern Time) on June 14, 2018 at 240 S. Pineapple Avenue, Conference Room, 2nd Floor, Sarasota, Florida 34236, and at any adjournment thereof. Your vote is very important. For this reason, our Board is requesting that you permit your common stock, par value $0.00001 per share (the “Common Stock”), to be represented at the Annual Meeting by the proxies named on the enclosed proxy card. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.
Voting materials, which include this proxy statement and the enclosed proxy card, will be first mailed to stockholders on or about May 4, 2018.
Only stockholders of record of our Common Stock as of the close of business on April 27, 2018 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, 16,117,444 shares of Common Stock were issued and outstanding. Holders of Common Stock are entitled to one vote per share held by them. Stockholders may vote in person or by proxy; however, granting a proxy does not in any way affect a stockholder’s right to attend the Annual Meeting and vote in person. Any stockholder giving a proxy has the right to revoke that proxy by (i) filing a later-dated proxy or a written notice of revocation with us at our principal office at any time before the original proxy is exercised or (ii) attending the Annual Meeting and voting in person.
Roger Branton and Benjamin Dickens are named as attorneys-in-fact in the proxy. Mr. Branton is our Chief Financial Officer. Mr. Dickens is our General Counsel. Mr. Branton or Mr. Dickens will vote all shares represented by properly executed proxies returned in time to be counted at the Annual Meeting, as described below under “Voting Procedures.” Where a vote has been specified in the proxy with respect to the matters identified in the Notice of the Annual Meeting, the shares represented by the proxy will be voted in accordance with those voting specifications. If no voting instructions are indicated, your shares will be voted as recommended by our Board on all matters in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote before the Annual Meeting.
The stockholders will consider and vote upon (i) a proposal to elect seven (7) members of the Board, each to serve until the 2019 Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal (“Proposal No. 1”); and (ii) a proposal to ratify the Board’s selection of Marcum LLP as our independent registered public accountants for the fiscal year ending December 31, 2018 (“Proposal No. 2”). Stockholders also will consider and act upon such other business as may properly come before the Annual Meeting.
Voting Procedures and Vote Required
Mr. Branton and/or Mr. Dickens will vote all shares of Common Stock represented by properly executed proxies returned in time to be counted at the Annual Meeting. The presence, in person or by proxy, of at least one-third of the issued and outstanding shares of Common Stock entitled to vote at the Annual

Meeting is necessary to establish a quorum for the transaction of business. Shares of Common Stock represented by proxies which contain an abstention and “broker non-vote” shares (described below) are counted as present for purposes of determining the presence of a quorum for the Annual Meeting.
All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting as specified in such proxies.
Vote Required for Election of Directors (Proposal No. 1).   Our Amended and Restated Certificate of Incorporation, as amended, does not authorize cumulative voting. Delaware law and our Amended and Restated Bylaws provide that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the seven (7) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.
Vote Required for Ratification of Independent Registered Public Accountants (Proposal No. 2).   Delaware law and our Amended and Restated Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Amended and Restated Certificate of Incorporation, as amended, or applicable Delaware law), the affirmative vote of a majority of the shares present, in person or by proxy, and voting on the matter will be required for approval. Accordingly, the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter will be required to ratify the Board’s selection of Marcum LLP as our independent registered public accountants for the fiscal year ending December 31, 2018.
The vote on Proposal No. 1 is considered “non-routine” and the vote on Proposal No. 2 is considered “routine”.
Abstentions are counted as “shares present” at the Annual Meeting for purposes of determining the presence of a quorum but are not counted in the calculation of the vote.
If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals. Broker non-votes are counted as “shares present” at the Annual Meeting for purposes of determining the presence of a quorum, but shares that constitute broker non-votes are not considered entitled to vote and are not counted in tabulating the voting result for any particular proposal.
Votes at the Annual Meeting will be tabulated by one or more inspectors of election appointed by the Chief Executive Officer.
Stockholders will not be entitled to dissenter’s rights with respect to any matter to be considered at the Annual Meeting.
Delivery of Documents to Stockholders Sharing an Address
We will send only one set of Annual Meeting materials and other corporate mailings to stockholders who share a single address unless we have received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Annual Meeting materials to a stockholder at a shared address to which a single copy of the Annual Meeting materials was delivered. You may make such a written or oral request by sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Annual Meeting materials to the Company at Corporate Secretary, 240 S. Pineapple Avenue, Suite 701, Sarasota, FL 34236, telephone: (941) 953-9035.

If multiple stockholders sharing an address have received one copy of the Annual Meeting materials or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices as set forth above. Additionally, if current stockholders with a shared address received multiple copies of the Annual Meeting materials or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or by calling the Company’s principal executive offices as set forth above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of April 26, 2018, information regarding beneficial ownership of our capital stock by:
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Each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Common Stock;

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Each of our executive officers;

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Each of our directors; and

•
All of our current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the Securities and Exchange Commission (the “SEC’).
In general, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within sixty (60) days. Shares of Common Stock subject to options, warrants or convertible securities currently exercisable or convertible or exercisable or convertible within sixty (60) days of April 26, 2018 are deemed outstanding for purposes of computing the percentage of the person holding such options, warrants or convertible securities and the percentage ownership of any group of which the holder is a member, but are not deemed outstanding for purposes of computing the percentage of any other person.
Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown that they beneficially own, subject to community property laws where applicable.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o xG Technology, Inc., 240 S. Pineapple Avenue, Suite 701, Sarasota, Florida 34236.
Name and Address of Beneficial Owner:	Amount and Nature of Beneficial Ownership	Percent of Class of Common Stock(1)
5% Stockholders:
None
Executive Officers and Directors:
George F. Schmitt(2)	755,501	4.74%
Roger G. Branton(3)	350,209	2.20%
John C. Coleman(4)	100,624	*
John Payne IV(5)	125,000	*
Belinda Marino(6)	32,507	*
Gary Cuccio(7)	43,427	*
Richard L. Mooers(8)	324,564	2.04%
Kenneth Hoffman(9)	43,405	*
Raymond M. Sidney(10)	41,648	*
General James T. Conway(11)	35,537	*
James Walton(12)	125,000	*
All Executive Officers and Directors as a Group (11 Persons):	1,483,271	9.11%

*
Less than 1%

(1)
Based on 15,888,840 shares of Common Stock issued and outstanding as of April 26, 2018.

2)
Includes 540,264 shares of Common Stock and 50,520 shares of Common Stock underlying options and warrants that are presently exercisable and held directly by Mr. Schmitt, and 162,949 shares of Common Stock and 1,768 shares of Common Stock underlying options and warrants that are presently exercisable and beneficially owned through MB Technology Holdings, LLC (“MBTH”). Mr. Schmitt has a direct 36.84% ownership interest in MBTH.

3)
Includes 135,369 shares of Common Stock and 50,123 shares of Common Stock underlying options and warrants that are presently exercisable, beneficially owned through Branton Partners, LLC, of which various family entities, including Mr. Branton’s spouse, children and trusts for the benefit of Mr. Branton’s children, beneficially own 100%, 12 shares of Common Stock beneficially owned through Mooers Branton and Company (“MBC”), of which Mr. Branton is a 20% owner, and 162,949 shares of Common Stock and 1,768 shares of Common Stock underlying options and warrants that are presently exercisable, beneficially owned through MBTH. Mr. Branton beneficially holds 20% of the issued share capital of MB Merchant Group, LLC (“MBMG”), which has a 45.85% ownership interest in MBTH.

4)
Includes 50,619 shares of Common Stock and 50,005 shares of Common Stock underlying options and warrants that are presently exercisable. Includes 10 shares of Common Stock owned by Mr. Coleman’s wife.

5)
Includes 75,000 shares of Common Stock and 50,000 shares of Common Stock underlying options and warrants that are presently exercisable.

6)
Includes 7,507 shares of Common Stock and 25,000 shares of Common Stock underlying options and warrants that are presently exercisable.

7)
Includes 18,427 shares of Common Stock and 25,000 shares of Common Stock underlying options and warrants that are presently exercisable.

8)
Includes 134,781 shares of Common Stock and 25,066 shares of Common Stock underlying options and warrants that are presently exercisable. Mr. Mooers’ family entities and trusts for the benefit of his and his wife’s children hold 80% of the share capital of MBMG and MBC. MBTH owns 162,949 shares of Common Stock and 1,768 shares of Common Stock underlying options that are presently exercisable. MBMG owns 45.85% of MBTH. MBC directly owns 12 shares of Common Stock.

9)
Includes 18,405 shares of Common Stock and 25,000 shares of Common Stock underlying options and warrants that are presently exercisable.

10)
Includes 16,648 shares of Common Stock and 25,000 shares of Common Stock underlying options and warrants that are presently exercisable.

11)
Includes 10,537 shares of Common Stock and 25,000 shares of Common Stock underlying options and warrants that are presently exercisable.

12)
Includes 75,000 shares of Common Stock and 50,000 shares of Common Stock underlying options and warrants that are presently exercisable.

Change in Control
There are no arrangements known to us, the operation of which may at a subsequent date result in a change in control of the Company.

ELECTION OF DIRECTORS
(Proposal No. 1)
The following individuals have been nominated as members of our Board, each to serve until the 2019 Annual Meeting of Stockholders, until their successors are elected and qualified or until their earlier resignation or removal. Pursuant to Delaware law and our Amended and Restated Bylaws, directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the seven (7) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees.
Information about each nominee, including biographical data for at least the last five (5) years, follows. Should one or more of these nominees become unavailable to accept nomination or election as a director, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for the election of such other persons as the Board may recommend, unless the Board reduces the number of directors. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.
Name of Director	Age	Director Since
Gary Cuccio	72	July 18, 2013
George F. Schmitt	74	February 4, 2011
John C. Coleman	64	January 19, 2011
Kenneth Hoffman	62	July 18, 2013
Richard L. Mooers	54	February 4, 2004
Raymond M. Sidney	48	July 18, 2013
General James T. Conway	70	January 6, 2015
Gary Cuccio, Executive Chairman of the Board and Interim Chief Executive Officer
Gary Cuccio has over 35 years of broad operating experience in wireless, software, engineering, operations, sales and marketing. Mr. Cuccio was appointed as Executive Chairman of the Board and Interim Chief Executive Officer of the Company effective on April 23, 2018. Mr. Cuccio currently serves on the board of Nexant, Inc. Based in San Francisco, California, Nexant provides technical services to the major utility, gas, and oil corporations. Previously, Mr. Cuccio was Chief Executive Officer of ATG, a CLEC based in California, Oregon, and Washington. Prior to ATG, Mr. Cuccio was Chief Executive Officer of LHS group (Nasdaq: LHSG), a Telco billing software supplier. LHS was acquired by Sema, a French software company, in the third quarter of 2000 for $6.8 billion. Mr. Cuccio was also Chief Operating Officer of Omnipoint, a PCS mobile wireless carrier. Mr. Cuccio’s experience also includes several positions held at Airtouch, most notably Vice President of Operations for Europe, Vice President, Asia and President of Airtouch Paging. The company was merged with Vodafone in 1999. He has also served as chairman of the board and audit committee chairman of privately held companies and has helped sell and merge several public and privately held companies. Mr. Cuccio started his career with over 27 years at Pacific Tel in Operations, Engineering, Customer Service and Sales & Marketing, ending his tenure there as VP/General Manager. Mr. Cuccio received his AMP from Harvard University, his MBA from St. Mary’s College and his BA in Political Science from California State University Los Angeles.
Mr. Cuccio was selected to serve on our Board based on his 45 years of experience with technology and communications companies as well as his financial and audit committee background.
George F. Schmitt, Director
Mr. Schmitt has over 40 years of broad telecom experience in wireless and wireline companies and has built wireless networks in a dozen countries. He is a major investor in the Company through his personal holdings and through his holdings in MBTH. Mr. Schmitt has served as a director of the Company since

February 4, 2011. From July 19, 2013 to April 23, 2018, Mr. Schmitt served as Executive Chairman of the Board of the Company. He also served as Chief Executive Officer of the Company from February 12, 2015 to April 23, 2018. In addition, Mr. Schmitt previously served as the Chief Executive Officer of MBTH from December 2010 through December 2013. Mr. Schmitt currently sits on the board of directors of SecureAlert, Culient, and the California Thoroughbred Breeders Association. Mr. Schmitt previously served as a director of TeleAtlas, Objective Systems Integrators, Omnipoint and LHS Group. Mr. Schmitt is a principal of Sierra Sunset II, LLC and served as a former Trustee of St. Mary’s College. In addition, Mr. Schmitt has served as a director of many privately held companies including Voice Objects, Knowledge Adventure, Jungo and Cybergate, among others. Mr. Schmitt has also served as Financial Vice President of Pacific Telesis and chaired the Audit Committees of Objective Systems Integrations and TeleATLAS. Mr. Schmitt received an M.S. in Management from Stanford University, where he was a Sloan Fellow, and a B.A. in Political Science from Saint Mary’s College.
Mr. Schmitt was selected to serve on our Board based on his extensive experience with technology and networking companies and broad experience in the telecommunications industry and his status as a significant investor in the Company.
John C. Coleman, President of Federal and Expeditionary Business Division and Director
Mr. Coleman brings to us 35 years of combined experience in expeditionary operations from both government service and the private sector. Since February 2015, Mr. Coleman has served as the President of our Federal and Expeditionary Business Division. From June 2010 to February 2015, he served as the Chief Executive Officer and Chief Operating Officer of the Company. From January 2009 to June 2012, he was the Chief Executive Officer of Joint Command and Control Consulting (JC3), a consulting services firm he founded that is focused on the development, integration, and delivery of mature and emerging technologies in support of expeditionary operations, particularly as related to command, control, and communications. In conjunction with its strategic partners, JC3 provides C4ISR-related systems, service, training, and support to expeditionary responders, both civil and military. He also served as a Vice-President of Hunter Defense Technology, a position he held from July 2006 to December 2008. In the 30 years preceding private sector employment, Mr. Coleman served the United States as a U.S. Marine Officer. Defining the character of his service upon retirement, Mr. Coleman was awarded the nation’s Distinguished Service Medal, an honor very rarely and only under exceptional circumstance bestowed to Marines below the rank of General Officer. He retired from the U.S. Marine Corp as a Colonel. He possesses top secret clearance which gives him access to several of our major markets.
Mr. Coleman was selected to serve on our Board based on his significant experience with the military and military operations.
Kenneth Hoffman, Director
Mr. Hoffman joined the Company in August 2010 as an advisor. Mr. Hoffman is Vice President of Regulatory Affairs for Florida Power & Light Company (“FPL”), the rate-regulated subsidiary of NextEra Energy, Inc. (NYSE: NEE), one of the nation’s leading electricity-related services companies. He is responsible for providing assistance in the management and oversight of FPL’s regulatory activities before state regulators and the state legislature on energy matters. Mr. Hoffman joined FPL in 2008 after a successful career in private law practice specializing in the representation of public utilities and telecommunications companies before the Florida Public Service Commission, the Florida Legislature and the Florida courts. He has over 25 years of experience representing various types of telecommunications carriers including wireless before regulatory and legislative bodies. His expertise in regulatory proceedings in Florida will be helpful as we grow and face potential regulatory actions. Prior to joining FPL, he was a shareholder at Rutledge Ecenia Purnell & Hoffman, PA, in Tallahassee, Florida for 14 years.
Mr. Hoffman was selected to serve on our Board based on his extensive experience in the utility industry, a key industry segment to utilize our products and services.
Richard L. Mooers, Director
Richard Mooers has been involved in telecommunications activities for over 20 years and has significant expertise in accounting, risk management, and controls. For the past 11 years, he has served in a variety of positions with our company since its founding in August 2002. Mr. Mooers served as our Executive Chairman of the Board from inception until July 19, 2013 and continues to serve as a director of the Company, a position he has held from inception. He also serves as Chairman, Chief Executive Officer and Director of MBTH, a company he co-founded with Roger Branton and George Schmitt in 2010. Mr. Mooers graduated summa cum laude from the University of Maine, with a Bachelor of Science degree in business administration in 1985. He remains one of the major investors in the Company.
Mr. Mooers was selected to serve on our Board based on his extensive experience with technology and telecommunications companies, including as a founder, executive and investor.
Raymond M. Sidney, Director
Dr. Sidney has established several real estate investment ventures and been involved with a number of companies, including Covia Labs, Hemedex, Edison2 and Commuter Cars as an investor, board member or advisor. He also serves on the Vision Circle of the X PRIZE Foundation. Prior to this, Dr. Sidney was the second software engineer hired at Google, Inc. Dr. Sidney previously worked as a security expert and software engineer at RSA Labs and D.E. Shaw & Co., among other companies. He provided the implementation expertise for RC6, RSA’s candidate cipher for NIST’s quest for AES, a successor to the Data Encryption Standard. Dr. Sidney attended Caltech and Harvard, and he received a bachelor’s degree in mathematics from Harvard in 1991. He then entered the graduate program in mathematics at MIT, where he specialized in cryptography and received a PhD in 1995. His higher mathematics knowledge will be helpful to our development team. Dr. Sidney’s business experience includes running and investing in startups through his venture capital company, Big George Ventures. In addition, he is active in many educational and environmental undertakings in the Lake Tahoe area.
Dr. Sidney was selected to serve on our Board based on his extensive experience with technology companies and broad experience in the venture capital industry.
General James T. Conway, Director
General Conway retired from active military duty in 2010. Since retiring, General Conway has consulted for several corporate and non-profit boards, including Textron Inc., Colt Defense and General Dynamics. General Conway also co-chairs the Energy Security Leadership Council, a non-partisan energy policy think tank. Prior to his retirement, General Conway served as the 34th Commandant of the U.S. Marine Corps for four years. Prior to becoming Commandant, General Conway served for four years on the Joint Chiefs of Staff as Senior Operations Officer in the U.S. military, where he oversaw the war efforts in Iraq and Afghanistan. As a member of the Joint Chiefs of Staff, General Conway functioned as a military advisor to the Secretary of Defense, the National Security Council, and the President.
General Conway was selected to serve on our Board based on his significant experience assessing and implementing military technology operations.
Vote Required and Recommendation
Our Amended and Restated Certificate of Incorporation, as amended, does not authorize cumulative voting. Delaware law and our Amended and Restated Bylaws provide that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the seven (7) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.
At the Annual Meeting a vote will be taken on a proposal to approve the election of the seven (7) director nominees.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE FOR THE ELECTION OF THE SEVEN (7) DIRECTOR NOMINEES.

CORPORATE GOVERNANCE
Board of Directors
The Board oversees our business affairs and monitors the performance of our management. In accordance with our corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials sent to them and by participating in Board and committee meetings. Our directors hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal, or if for some other reason they are unable to serve in the capacity of director.
Our Board currently consists of seven (7) members: Richard L. Mooers, John C. Coleman, Gary Cuccio, Kenneth Hoffman, George F. Schmitt, Raymond M. Sidney and General James T. Conway. All of our directors will serve until our next Annual Meeting of Stockholders and until their successors are duly elected and qualified.
Director Independence
As we are listed on the Nasdaq Capital Market, our determination of independence of directors is made using the definition of  “independent director” contained in Rule 5605(a)(2) of the Marketplace Rules of the Nasdaq Stock Market (“Nasdaq Rule 5605(a)(2)”). Our Board affirmatively determined that Kenneth Hoffman, General James T. Conway and Raymond Sidney are “independent directors” within the meaning of Nasdaq Rule 5605(a)(2). On April 23, 2018, upon the retirement of George Schmitt as Executive Chairman of the Board and Chief Executive Officer of the Company, the Board appointed Gary Cuccio as Executive Chairman of the Board and Interim Chief Executive Officer of the Company, effective immediately. Because of his appointment as Interim Chief Executive Officer, Mr. Cuccio is no longer an “independent director” within the meaning of Nasdaq Rule 5605(a)(2). The Company has commenced a search for a permanent Chief Executive Officer and expects to become compliant with the requirement for a majority independent board under Rule 5605(b)(1) of the Marketplace Rules of the Nasdaq Stock Market within the 180-day period afforded by Rule 5605(b)(1)(A) of the Marketplace Rules of the Nasdaq Stock Market.
Board Meetings and Attendance
During fiscal year 2017, the Board held eleven (11) physical and telephonic meetings. No incumbent director attended, either in person or via telephone, fewer than 75% of the aggregate of all meetings of the Board and all meetings of committees of the Board on which such director served. The Board also approved certain actions by unanimous written consent.
Annual Meeting Attendance
The Company held its 2017 Annual Meeting of Stockholders on June 15, 2017, which was not attended by any of our then current directors.
Stockholder Communications with the Board
Stockholders wishing to communicate with the Board, the non-management directors, or with an individual Board member may do so by writing to the Board, to the non-management directors, or to the particular Board member, and mailing the correspondence to: c/o Gary Cuccio, Executive Chairman of the Board, xG Technology, Inc., 240 S. Pineapple Avenue, Suite 701, Sarasota, FL 34236. The envelope should indicate that it contains a stockholder communication. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed.

Board Committees
Our Board has an Audit Committee, a Compensation Committee and a Governance and Nomination Committee. Each committee has a charter, which is attached as an appendix to this proxy statement. Each of the board committees has the composition and responsibilities described below. As of April 27, 2018, the members of these committees are:
Audit Committee	Compensation Committee	Governance and Nomination Committee
Gary Cuccio*	General James T. Conway*	Kenneth Hoffman*
Kenneth Hoffman	Kenneth Hoffman	Raymond Sidney
General James T. Conway	Raymond Sidney	General James T. Conway
	Gary Cuccio	Gary Cuccio

*
Denotes Chairman of Committee.

Audit Committee
We have an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The members of our Audit Committee are Gary Cuccio, Kenneth Hoffman and General James T. Conway. Kenneth Hoffman and General James T. Conway are “independent directors” within the meaning of Rule 10A-3 under the Exchange Act and Nasdaq Rule 5605(a)(2). Because of Mr. Cuccio’s appointment as Interim Chief Executive Officer of the Company on April 23, 2018, Mr. Cuccio is no longer an “independent director” within the meaning of Nasdaq Rule 5605(a)(2). The Company has commenced a search for a permanent Chief Executive Officer and expects to become compliant with the audit committee composition requirements under Rule 5605(c)(2)(A) of the Marketplace Rules of the Nasdaq Stock Market within the cure period afforded by Rule 5605(c)(4)(A) of the Marketplace Rules of the Nasdaq Stock Market. Our Board has determined that Mr. Cuccio shall serve as the “audit committee financial expert”, as such term is defined in Item 407(d)(5) of Regulation S-K of the Securities Act of 1933, as amended (the “Securities Act”). Mr. Cuccio also serves as Chairman of our Audit Committee.
The Audit Committee oversees our accounting and financial reporting processes and oversees the audit of our financial statements and the effectiveness of our internal control over financial reporting. The specific functions of the Audit Committee include:
•
Selecting and recommending to our Board the appointment of an independent registered public accounting firm and overseeing the engagement of such firm;

•
Approving the fees to be paid to the independent registered public accounting firm;

•
Helping to ensure the independence of our independent registered public accounting firm;

•
Overseeing the integrity of our financial statements;

•
Preparing an audit committee report as required by the SEC to be included in our annual proxy statement;

•
Reviewing major changes to our auditing and accounting principles and practices as suggested by our Company’s independent registered public accounting firm, internal auditors (if any) or management;

•
Reviewing and approving all related party transactions; and

•
Overseeing our compliance with legal and regulatory requirements.

In 2017, the Audit Committee held four (4) physical and telephonic meetings, at each of which all three (3) members of the then current Audit Committee were present.
The Audit Committee’s charter is attached as Appendix A to this proxy statement.

Compensation Committee
The members of our Compensation Committee are Gary Cuccio, Kenneth Hoffman, Raymond Sidney and General James T. Conway. Except for Mr. Cuccio, each member of the Compensation Committee is “independent” within the meaning of Nasdaq Rule 5605(a)(2). In addition, except for Mr. Cuccio, each member of our Compensation Committee qualifies as a “non-employee director” under Rule 16b-3 of the Exchange Act. The Company has commenced a search for a permanent Chief Executive Officer to replace Mr. Cuccio and expects to become compliant with the compensation committee composition requirements under Rule 5605(d)(2)(A) of the Marketplace Rules of the Nasdaq Stock Market within the cure period afforded by Rule 5605(d)(4) of the Marketplace Rules of the Nasdaq Stock Market. Our Compensation Committee assists the Board in the discharge of its responsibilities relating to the compensation of the members of the Board and our executive officers. General James T. Conway serves as Chairman of our Compensation Committee.
The Compensation Committee’s compensation-related responsibilities include:
•
Assisting our Board in developing and evaluating potential candidates for executive positions and overseeing the development of executive succession plans;

•
Reviewing and approving on an annual basis the corporate goals and objectives with respect to compensation for our Chief Executive Officer;

•
Reviewing, approving and recommending to our Board on an annual basis the evaluation process and compensation structure for our other executive officers;

•
Providing oversight of management’s decisions concerning the performance and compensation of other company officers, employees, consultants and advisors;

•
Reviewing our incentive compensation and other stock-based plans and recommending changes in such plans to our Board as needed, and exercising all the authority of our Board with respect to the administration of such plans;

•
Reviewing and recommending to our Board the compensation of independent directors, including incentive and equity-based compensation; and

•
Selecting, retaining and terminating such compensation consultants, outside counsel and other advisors as it deems necessary or appropriate.

In 2017, the Compensation Committee held two (2) physical and telephonic meetings, at each of which two (2) members of the then current Compensation Committee were present.
The Compensation Committee’s charter is attached as Appendix B to this proxy statement.
Governance and Nomination Committee
The members of our Governance and Nomination Committee are Gary Cuccio, Kenneth Hoffman, Raymond Sidney and General James T. Conway. Except for Mr. Cuccio, each member of the Governance and Nomination Committee is “independent” within the meaning of Nasdaq Rule 5605(a)(2). The purpose of the Governance and Nomination Committee is to recommend to the Board nominees for election as directors and persons to be elected to fill any vacancies on the Board, develop and recommend a set of corporate governance principles and oversee the performance of the Board. Kenneth Hoffman serves as chairman of our Governance and Nomination Committee.
The Governance and Nomination Committee’s responsibilities include:
•
Selecting director nominees.   The Governance and Nomination Committee recommends to the Board nominees for election as directors at any meeting of stockholders and nominees to fill vacancies on the Board. The Governance and Nomination Committee will consider candidates proposed by stockholders and will apply the same criteria and follow substantially the same process in considering such candidates as it does when considering other candidates. The Governance and Nomination Committee may adopt, in its discretion, separate procedures regarding director candidates proposed by our stockholders. Director recommendations by stockholders must be in writing, include a resume of the candidate’s business and personal background and include a signed consent that the candidate would be willing to be considered as a nominee to the Board and, if elected, would serve. Such recommendation must be sent to the Company’s Secretary at the Company’s executive offices. When it seeks nominees for directors, our Governance and Nomination Committee takes into account a variety of factors including (a) ensuring that the Board, as a whole, is diverse and consists of individuals with varied and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a “financial expert”, as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with the Company’s business and industry, independence of thought and an ability to work collegially. The Company is of the view that the continuing service of qualified incumbents promotes stability and continuity in the board room, contributing to the ability of the Board to work as a collective body, while giving the Company the benefit of the familiarity and insight into the Company’s affairs that its directors have accumulated during their tenure. Accordingly, the process of the Governance and Nomination Committee for identifying nominees reflects the Company’s practice of re-nominating incumbent directors who continue to satisfy the committee’s criteria for membership on the Board whom the committee believes continue to make important contributions to the Board and who consent to continue their service on the Board. The Board has not adopted a formal policy with respect to its consideration of diversity and does not follow any ratio or formula to determine the appropriate mix; rather, it uses its judgment to identify nominees whose backgrounds, attributes and experiences, taken as a whole, will contribute to the high standards of board service. The Governance and Nomination Committee may adopt, and periodically review and revise as it deems appropriate, procedures regarding director candidates proposed by stockholders;
•
Reviewing requisite skills and criteria for new Board members and Board composition.   The Governance and Nomination Committee reviews with the entire Board, on an annual basis, the requisite skills and criteria for Board candidates and the composition of the Board as a whole;

•
Hiring of search firms to identify director nominees.   The Governance and Nomination Committee has the authority to retain search firms to assist in identifying Board candidates, approve the terms of the search firm’s engagement, and cause the Company to pay the engaged search firm’s engagement fee;

•
Selection of committee members.   The Governance and Nomination Committee recommends to the Board on an annual basis the directors to be appointed to each committee of the Board;

•
Evaluation of the Board.   The Governance and Nomination Committee will oversee an annual self-evaluation of the Board and its committees to determine whether it and its committees are functioning effectively;

•
Development of corporate governance guidelines.   The Governance and Nomination Committee will develop and recommend to the Board a set of corporate governance guidelines applicable to the Company.

The Governance and Nomination Committee may delegate any of its responsibilities to subcommittees as it deems appropriate. The Governance and Nomination Committee is authorized to retain independent legal and other advisors and conduct or authorize investigations into any matter within the scope of its duties.
In 2017, the Governance and Nomination Committee did not hold any meetings.
The Governance and Nomination Committee’s charter is attached as Appendix C to this proxy statement.
Director Nominating Procedures
Since May 22, 2017, there have been no material changes to the procedures by which our security holders may recommend nominees to our Board of Directors.

Family Relationships
There are no relationships between any of the officers or directors of the Company.
Involvement in Certain Legal Proceedings
To the best of our knowledge, none of our directors or executive officers has, during the past ten (10) years:
•
Been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•
Had any petition under federal or state bankruptcy laws filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for, the business or property of the person, or any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two (2) years prior to that time;

•
Been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

•
Been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

•
Been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•
Been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Except as set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.
Leadership Structure of the Board
The Board does not currently have a policy on whether the same person should serve as both the Chief Executive Officer and Executive Chairman of the Board or, if the roles are separate, whether the Executive Chairman of the Board should be selected from the non-employee directors or should be an employee. The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time. Our current Executive Chairman of the Board, Mr. Gary Cuccio, also serves as our Interim Chief Executive Officer.
Risk Oversight
The Board oversees risk management directly and through its committees associated with their respective subject matter areas. Generally, the Board oversees risks that may affect the business of the Company as a whole, including operational matters. The Audit Committee is responsible for oversight of the Company’s accounting and financial reporting processes and also discusses with management the Company’s financial statements, internal controls and other accounting and related matters. The Compensation Committee oversees certain risks related to compensation programs and the Governance and Nomination Committee oversees certain corporate governance risks. As part of their roles in overseeing risk management, these committees periodically report to the Board regarding briefings provided by management and advisors as well as the committees’ own analysis and conclusions regarding certain risks faced by the Company. Management is responsible for implementing the risk management strategy and developing policies, controls, processes and procedures to identify and manage risks.
Code of Ethics
The Board has adopted a Code of Business Ethics and Conduct (the “Code of Conduct”) which constitutes a “code of ethics” as defined by applicable SEC rules and a “code of conduct” as defined by applicable rules of the Nasdaq Stock Market. We require all employees, directors and officers, including our principal executive officer and principal financial officer, to adhere to the Code of Conduct in addressing legal and ethical issues encountered in conducting their work. The Code of Conduct requires that these individuals avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity. The Code of Conduct contains additional provisions that apply specifically to our Chief Executive Officer, Chief Financial Officer and other finance department personnel with respect to accurate reporting. The Code of Conduct is available on our website at www.xgtechnology.com. The Company will post any amendments to the Code of Conduct, as well as any waivers that are required to be disclosed by the rules of the SEC on such website. Information contained on our website is not a part of, and is not incorporated into, this proxy statement, and the inclusion of our website address in this proxy statement is an inactive textual reference only.
DIRECTOR COMPENSATION FOR FISCAL YEAR 2017
The Company compensates our non-employee directors on a negotiated basis including expenses for their service. In the fiscal year ended December 31, 2017, each of these directors received compensation in the amount of  $25,000 or $30,000, annually, based on committee responsibilities, payable quarterly in cash or the same value in shares of Common Stock of the Company, based on the director’s determination. In addition, they received awards of 75,000 options in March 2017 with a strike price of  $1.55. Each award has a vesting schedule of one-third vesting each year on the anniversary date over three (3) years. The table below summarizes the compensation earned by our non-employee directors for the fiscal year ended December 31, 2017.
Name	Fees earned or paid in cash ($)	Stock Awards ($)	Option Awards ($)(1)(2)	Non-equity incentive plan compensation ($)	Change in pension value and nonqualified deferred compensation earnings ($)	All Other Compensation ($)	Total ($)
Gary Cuccio	11,250	15,000	30,781	0	0	0	57,031
Richard Mooers	9,375	9,375	30,781	0	0	0	49,531
Kenneth Hoffman	11,250	15,000	30,781	0	0	0	57,031
Raymond Sidney	9,375	13,125	30,781	0	0	0	53,281
General James T. Conway	15,000	11,250	30,781	0	0	0	57,031

(1)
Amounts relate to grants of stock options made under the 2015 Incentive Compensation Plan. With respect to each stock option grant, the amounts disclosed generally reflect the grant date fair value computed in accordance with FASB ASC Topic 718 “Stock Compensation.”

(2)
Each director had 75,000 outstanding option awards as of December 31, 2017.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS
Our current executive officers are:
Name	Age	Position
Gary Cuccio	72	Executive Chairman of the Board and Interim Chief Executive Officer
Roger G. Branton	51	Chief Financial Officer
Belinda Marino	58	Secretary
John C. Coleman	64	President of Federal and Expeditionary Business Division
John Payne IV	48	President of the IMT Division
James Walton	39	President of IMT Ltd.
Biographical information about Gary Cuccio and John C. Coleman appears above on pages 6 and 7, respectively.
Roger G. Branton, Chief Financial Officer
Mr. Branton, together with Richard Mooers, co-founded the Company in August 2002, and he has served as Chief Financial Officer of the Company since August 26, 2002. Mr. Branton also serves in similar capacities at MBTH, a company he co-founded with Richard Mooers and George Schmitt in 2010. Mr. Branton graduated from West Chester University in Pennsylvania with a Bachelor of Science degree in accounting in 1989. He trained as a certified public accountant until 1992 and then worked at an investment/merchant bank which specialized in the technology, agriculture, and environmental industries, where his duties included acting as interim chief financial officer for several companies within its investment portfolio. In 1997, Mr. Branton co-founded Mooers Branton & Company, an international merchant bank which provides early-stage financing to emerging businesses in the technology, hospitality, and real estate sectors.
Belinda Marino, Secretary
Mrs. Marino has served as Secretary since August 2013. Mrs. Marino is also an employee of the Company serving as the Director of Human Resources since 2006. In addition to the above, Mrs. Marino has ongoing responsibilities for functions that include corporate banking activities and corporate governance. Mrs. Marino earned a PHR (Professional in Human Resources) Certificate from the HR Certification Institute in 2009.
John Payne IV, President of the IMT Division
Mr. Payne has served as President of the IMT Division since January 29, 2016. Mr. Payne was previously the Chief Technology Officer of IMT from February 2012 to January 2016, VP of Engineering of IMT from February 2012 to January 2015, and Chief Operating Officer of IMT from January 2015 through January 2016. From August 2010 through March 2012, Mr. Payne was the Vice President of Technology for IMT, a Vitec Group company. From 1996 through August 2010, Mr. Payne worked for Nucomm, Inc. in various positions, including as Vice President of Engineering. Mr. Payne holds several patents in the area of wireless communications and is considered an industry expert in the wireless video communication industry related to broadcast television and military and civil manned and unmanned systems. Mr. Payne has a Master of Science in communication systems from the University of Southern California and a Bachelor of Science in engineering from the Rochester Institute of Technology.
James Walton, President of IMT Ltd.
On February 16, 2017, Mr. Walton was appointed to serve as our President of IMT Ltd., a new entity created by our acquisition of the Vislink Communications Systems division (“Vislink” or “VCS”). From 2012 to February 2017, Mr. Walton was employed at Vislink International Limited, originally serving as Chief Financial Officer, becoming Chief Operating Officer in January 2015 and then Chief Executive Officer in July 2016. Prior to Vislink International Limited, Mr. Walton was employed at Atex Group

Limited, a private equity-backed software company, serving as Assistant Group Financial Controller from May 2007 to November 2008, Group Financial Controller from November 2008 to August 2011, and Vice President and Global Finance Director from August 2011 to October 2012. From February 2006 to May 2007, Mr. Walton was employed at Hutchinson 3G UK Limited, a cellular network provider in Europe. From February 2005 to February 2006, Mr. Walton served as Assistant Manager at KPMG, a large accounting and auditing firm. Mr. Walton earned a bachelor’s degree in biochemistry from Newcastle University in 2001, and has been a member of the Institute of Chartered Accountants in England and Wales (ICAEW) since 2004.
EXECUTIVE COMPENSATION
Summary Compensation Table for Fiscal Years 2017 and 2016
The following table sets forth all plan and non-plan compensation for the last two completed fiscal years paid to all individuals who served as the Company’s principal executive officer (“PEO”) or acted in a similar capacity and the Company’s two other most highly compensated executive officers during the last completed fiscal year, as required by Item 402(m)(2) of Regulation S-K of the Securities Act. We refer to all of these individuals collectively as our “Named Executive Officers.”
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total ($)
George F. Schmitt, Chief Executive Officer	2017	300,000	0	0	63,268	—	—	0	363,268
	2016	300,000	0	0	12,924	—	—	0	312,924
John C. Coleman, President, Federal	2017	250,000	0	0	63,268	—	—	36,675	349,943
	2016	250,000	0	0	12,924	—	—	36,675	299,599
Roger G. Branton, Chief Financial Officer	2017	240,000	0	0	63,268	—	—	17,665	320,933
	2016	240,000	0	0	12,924	—	—	12,270	265,194

(1)
Amounts relate to grants of stock options made under the 2013 Long-Term Stock Incentive Plan. With respect to each stock option grant, the amounts disclosed generally reflect the grant date fair value computed in accordance with FASB ASC Topic 718 “Stock Compensation”.

(2)
Includes employer-paid insurance and, for Mr. Coleman, a housing allowance.

Outstanding Equity Awards as of December 31, 2017
The following table presents information regarding the outstanding options held by our Named Executive Officers as of December 31, 2017:
	Option Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date
George Schmitt	0	150,000	1.55	3/24/2027
John Coleman	0	150,000	1.55	3/24/2027
Roger Branton	0	150,000	1.55	3/24/2027

(1)
50,000 of these options vest on March 24, 2018, 50,000 of these options vest on March 24, 2019 and 50,000 of these options vest on March 24, 2020.

Equity Compensation Plan Information as of December 31, 2017
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	1,085,000	$1.55	2,234,609
Equity compensation plans approved by security holders(2)	755,500	$1.55	11,096
Equity compensation plans approved by security holders(3)	—	—	2,009,352
Equity compensation plans approved by security holders(4)	1,645,000	$1.55	520,889
Equity compensation plans approved by security holders(5)	3,065,000	$1.55	3,935,000
	6,550,500	$1.55	8,710,946

(1)
Represents the shares authorized for issuance under the 2013 Long-Term Stock Incentive Plan, which was approved by the Company’s stockholders. The maximum aggregate number of shares of Common Stock that may be issued under the 2013 Option Plan, including stock options, stock awards, and stock appreciation rights is limited to 15% of the shares of Common Stock outstanding on the first trading day of any fiscal year, or 2,234,609 shares of Common Stock for fiscal year 2018.

(2)
Represents the shares authorized for issuance under the 2015 Incentive Compensation Plan, which was approved by the Company’s stockholders. The maximum aggregate number of shares of Common Stock that may be issued under the 2015 Incentive Compensation Plan, including stock options and stock awards is limited to $17,975 of shares of Common Stock, which based on the closing price of $1.62 of our Common Stock on December 31, 2017, as listed on the Nasdaq Capital Market, was equal to 11,096 shares of Common Stock.

(3)
Represents the shares authorized for issuance under the 2016 Employee Stock Purchase Plan, which was approved by the Company’s stockholders. The maximum aggregate number of shares of Common Stock that may be issued under the 2016 Employee Stock Purchase Plan is limited to $3,255,150 shares of Common Stock, which based on the closing price of  $1.62 of our Common Stock on December 29, 2017, as listed on the Nasdaq Capital Market, was equal to 2,009,352 shares of Common Stock.

(4)
Represents the shares authorized for issuance under the 2016 Incentive Compensation Plan, which was approved by the Company’s stockholders. The maximum aggregate number of shares of Common Stock that may be issued under the 2016 Incentive Compensation Plan, including stock options and stock awards is limited to $3,508,740 of shares of Common Stock, which based on the closing price of $1.62 of our Common Stock on December 29, 2017, as listed on the Nasdaq Capital Market, was equal to 2,165,889 shares of Common Stock.

(5)
Represents the shares authorized for issuance under the 2017 Incentive Compensation Plan, which was approved by the Company’s stockholders. The maximum aggregate number of shares of Common Stock that may be issued under the 2017 Incentive Compensation Plan, including stock options and stock awards is limited to 7,000,000 of shares of Common Stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Other than compensation arrangements, since the beginning of fiscal year 2016, the following is a description of transactions to which we were a participant or will be a participant to in which:
•
the amounts involved exceeded or will exceed the lesser of  $120,000 or 1% of the average of our total assets at year-end for our last two (2) completed fiscal years; and

•
any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Our Audit Committee considers and approves or disapproves any related person transaction as required by Nasdaq Stock Market regulations. The Audit Committee only approves those related party transactions that are on terms comparable to, or more beneficial to us than, those that could be obtained in arm’s length dealings with an unrelated third party.
MB Technology Holdings, LLC
Roger Branton, the Company’s Chief Financial Officer, and George Schmitt, the Company’s director and former Chief Executive Officer and Executive Chairman of the Board, are directors of MBTH, and Richard Mooers, a director of the Company, is the Chief Executive Officer and a director of MBTH.
On April 29, 2014, the Company entered into a management agreement (the “Management Agreement”) with MB Technology Holdings, LLC (“MBTH”), pursuant to which MBTH agreed to provide certain management and financial services to the Company for a monthly fee of  $25,000. The Management Agreement was effective January 1, 2014. The Company incurred fees related to the Management Agreement of  $300,000 and $300,000 respectively, for the years ended December 31, 2017 and 2016. Roger Branton, the Company’s Chief Financial Officer, George Schmitt, the Company’s former Executive Chairman and Chief Executive Officer, are directors of MBTH, and Richard Mooers, a director of the Company, is the Chief Executive Officer and a director of MBTH.
The Company has agreed to award MBTH a 3% cash success fee if MBTH arranges financing, a merger, consolidation or sale by the Company of substantially all of its assets. The Company incurred approximately $96,000 and $436,000 for fees associated with financings during the years ended December 31, 2017 and 2016, respectively. In addition, during the years ended December 31, 2017 and 2016, the Company’s Board of Directors approved an additional $54,000 and $115,000 fee, respectively, to be paid to MBTH as consideration for additional efforts provided by MBTH in connection with the Company’s financing and acquisition efforts. The Company recorded these fees in general and administrative expenses in the Consolidated Statement of Operations for the years ended December 31, 2017 and December 31, 2016.
On November 29, 2016, the Company and MBTH entered into an acquisition services agreement (the ‘‘M&A Services Agreement’’) pursuant to which the Company engaged MBTH to provide services in connection with merger and acquisition searches, negotiating and structuring deal terms and other related services. The M&A Services Agreement incorporates by reference the terms of the Management Agreement, as well as the Company’s agreement with MBTH on January 12, 2013 to pay MBTH a 3% success fee (the ‘‘3% Success Fee’’) on any financing arranged for the Company, merger or consolidation of the Company or sale by the Company of substantially all of its assets. The M&A Services Agreement has the following additional terms:
(1)
The Company will pay MBTH an acquisition fee equal to the greater of  $250,000 or 8% of the total acquisition price (the ‘‘Acquisition Fee’’). Where possible, the Company will pay MBTH 50% of the Acquisition Fee at closing of a transaction, and in any case, not later than thirty (30) days following such closing, 25% of the Acquisition Fee three (3) months following such closing and 25% of the Acquisition Fee six (6) months following such closing.

(2)
In addition to any other fees, the Company will pay MBTH a due diligence fee of  $250,000 only on successfully closed transactions. This due diligence fee shall be paid to MBTH as warrants to purchase shares of Common Stock of the Company in an amount equal to $250,000 divided by the lower of the market price of the Common Stock on the day of closing of the transaction or the price of equity offered to finance such acquisition. The exercise price of such warrants will be $0.01.

(3)
The Company and MBTH agreed to waive the 3% Success Fee in connection with the Company’s proposed acquisition of Vislink. The Company and MBTH also agreed to waive, on a case by case basis, the 3% Success Fee whenever any future Acquisition Fee is more than $1 million.

(4)
In the event the Company engages an independent, external advisor to value an acquisition and the valuation is higher than the price negotiated by MBTH on behalf of the Company, then MBTH will receive an additional fee of 5% of such gain (the “Bargain Purchase Gain”).

(5)
MBTH has the option to convert up to 50% of its fees into shares of Common Stock, so long as the receivable remains outstanding. The conversion price will be the lower of 110% of the price of the Common Stock on the day of closing of a transaction or the price of equity securities offered in connection with any acquisition financing. If MBTH converts at least 25% of its fees, then the Company agrees to register all shares of Common Stock held by MBTH.

(6)
If MBTH’s services assist the Company in achieving forward sales of at least $50 million via acquisitions, then the Company agrees to offer MBTH a three (3) year option to acquire up to 25% of the Company’s shares of Common Stock outstanding after such issuance (the “Block Purchase Option”). The price per share of Common Stock will be 125% of the price of the Company’s Common Stock on the day the option is exercised.

On February 16, 2017, the Board of Directors amended the terms of the Block Purchase Option in the M&A Services Agreement to allow MBTH the option to acquire 25% of the fully diluted outstanding shares of Common Stock and warrants of the Company at a price of  $2.10 per share and for a five-year term. There has been no impact on the results from operations since the certainty of the performance condition is not known.
The M&A Services Agreement is effective as of November 1, 2016 and will automatically renew annually, unless earlier terminated by the Company or MBTH upon thirty (30) days’ written notice.
The Company accrued $1,480,000 in acquisition fees during the year ended December 31, 2017 in connection with the acquisition of Vislink as per the M&A Services Agreement. The $1,480,000 represents 8% of the acquisition price. The Company recorded these fees in general and administrative expenses on the Consolidated Statement of Operations for the year ended December 31, 2017 and included such fees in due to related parties on the Consolidated Balance Sheet as of December 31, 2017. The Company did not accrue any fees pursuant to this agreement during the year ended December 31, 2016.
The Company accrued an additional $691,000 in fees as 5% of the Bargain Purchase Gain during the year ended December 31, 2017 in connection with the acquisition of Vislink as per the M&A Services Agreement. Of the $691,000, $546,000 represents 5% of the Bargain Purchase Gain of  $10,911,000 after an independent, external advisor valued the acquisition. The Board of Directors agreed to reward MBTH $145,000 as a 5% fee for negotiating the $2.9 million gain on debt extinguishment. The Company recorded these fees in general and administrative expenses in its Consolidated Statement of Operations for the year ended December 31, 2017 and included such fees in due to related parties on the Consolidated Balance Sheet as of December 31, 2017.
During the year ended December 31, 2017, the Company recorded $250,000 as the fair market value of the due diligence fee owed to MBTH in connection with the closing of the Vislink acquisition as per the M&A Services Agreement. The Company recorded these fees in general and administrative expenses on the Consolidated Statement of Operations for the year ended December 31, 2017 and issued 154,321 shares of Common Stock to MBTH as settlement of this fee during the year ended December 31, 2017.
On March 3, 2016, the Company’s Board of Directors approved the issuance of up to $300,000 in shares of Common Stock to MBTH as compensation for financial services in connection with the IMT acquisition. Such shares of Common Stock were to be issued to MBTH in an initial tranche in the amount of up to

$150,000 on March 15, 2016, and a second tranche to MBTH of up to $150,000 in shares of Common Stock if IMT achieved certain performance goals by December 31, 2016. On August 10, 2016, the disinterested members of the Board of Directors, believing it to be in the best interest of the Company, resolved to pay the award in cash instead of Common Stock. The Company accrued $150,000 in the due to related party balance owed to MBTH for the initial tranche and paid this cash fee in 2016. During the year ended December 31, 2017, the Company accrued the second tranche of  $150,000 in the due to related party owed to MBTH and paid this cash fee in 2017.
During the years ended December 31, 2017 and 2016, the Company accrued an additional $94,000 and $90,000, respectively, for rent expense in the due to related party balance owed to MBTH.
During the year ended December 31, 2017, the Company issued 140,252 shares of Common Stock to MBTH in settlement of amounts due of  $240,000. In addition, during the year ended December 31, 2017, the Company repaid $1,724,000 in amounts due to MBTH in cash. The balance outstanding to MBTH as of December 31, 2017 is $998,000 and has been included in due to related parties on the Company’s Consolidated Balance Sheet as of December 31, 2017.
During the year ended December 31, 2016, the Company issued 49,712 shares of Common Stock to MBTH in settlement of amounts due of  $364,000. In addition, during the year ended December 31, 2016, the Company repaid $655,000 of amounts due to MBTH in cash. The balance outstanding to MBTH as of December 31, 2016 is $96,000 and has been included in due to related parties on the Company’s Consolidated Balance Sheet as of December 31, 2016.
George Schmitt — Due to Related Party
George Schmitt, a director of the Company and our former Executive Chairman of the Board and Chief Executive Officer, earned an annual salary of  $300,000 and received all of his compensation in shares of the Company’s Common Stock in 2017 and 2016. In 2017, Mr. Schmitt received 221,427 shares of Common Stock with a fair market value of  $300,000. In 2016, Mr. Schmitt received 46,637 shares of Common Stock with a fair market value of  $296,000.
On July 25, 2016, the Company repaid the outstanding principal totaling $300,000 and $70,484 in interest to Mr. Schmitt on loans originating in 2015. As of December 31, 2016, the Company has repaid in full the advances George Schmitt made to the Company in 2015. For the year ended December 31, 2016, the Company accrued interest expense of  $14,000.
In October 2016, the Board of Directors agreed to give George Schmitt 27,977 shares of Common Stock for being the guarantor of the $2.5 million debt related to the IMT acquisition and the Company recorded the fair market value of the shares of Common Stock at $103,000 in general and administrative expenses in the Consolidated Statement of Operations for the year ended December 31, 2016. These shares of Common Stock were issued in January 2017. At the same meeting, the Board of Directors also agreed to give George Schmitt a warrant to purchase 20,833 shares of Common Stock at an exercise price of  $8.40 and the Company recorded the grant date fair value of the warrant at $77,000.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent (10%) of the Common Stock, to file with the SEC the initial reports of ownership and reports of changes in ownership of Common Stock. Officers, directors and greater than ten percent (10%) stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Specific due dates for such reports have been established by the SEC, and the Company is required to disclose in this proxy statement any failure to file reports by such dates during fiscal year 2017. Based solely on its review of the copies of such reports received by it, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that during the fiscal year ended December 31, 2017, there was no failure to comply with Section 16(a) filing requirements applicable to its executive officers, directors or greater than ten percent (10%) stockholders other than as listed in the table below:
Name	Number of Late Reports	Description
John C. Coleman	6	6 transactions were not reported on a timely basis upon the acquisition of Common Stock.
Raymond M. Sidney	2	2 transactions were not reported on a timely basis upon the acquisition of Common Stock.
Gary Cuccio	2	2 transactions were not reported on a timely basis upon the acquisition of Common Stock.
Richard Mooers	4	4 transactions were not reported on a timely basis upon the acquisition of Common Stock.
George F. Schmitt	2	2 transactions were not reported on a timely basis upon the acquisition of Common Stock.
Kenneth Hoffman	1	1 transaction was not reported on a timely basis upon the acquisition of Common Stock.
MB Technology Holdings, LLC	1	1 transaction was not reported on a timely basis upon the acquisition of Common Stock.
Roger G. Branton	1	1 transaction was not reported on a timely basis upon the acquisition of Common Stock.

AUDIT COMMITTEE REPORT
The following Report of the Audit Committee (the “Audit Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Audit Report by reference therein.
Role of the Audit Committee
The Audit Committee’s primary responsibilities fall into three (3) broad categories:
First, the Audit Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company’s management, including discussions with management and the Company’s outside auditors about draft annual financial statements and key accounting and reporting matters;
Second, the Audit Committee is responsible for matters concerning the relationship between the Company and its outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company; and determining whether the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1); and
Third, the Audit Committee reviews financial reporting, policies, procedures, and internal controls of the Company.
The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee’s charter. In overseeing the preparation of the Company’s financial statements, the Audit Committee met with management and the Company’s outside auditors, including meetings with the Company’s outside auditors without management present, to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed the statements with both management and the outside auditors. The Audit Committee’s review included discussion with the outside auditors of matters required to be discussed pursuant to the Statement on Auditing Standards No. 61 (Communication with Audit Committees).
With respect to the Company’s outside auditors, the Audit Committee, among other things, discussed with Marcum LLP matters relating to its independence, including the disclosures made to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).
Recommendations of the Audit Committee.   In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Board of Directors approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 for filing with the Securities and Exchange Commission.
This Audit Report has been furnished by the Audit Committee of the Board of Directors.
Gary Cuccio, Chairman
Kenneth Hoffman
General James T. Conway

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
(Proposal No. 2)
Marcum LLP (“Marcum”) has served as our independent registered public accounting firm since September 11, 2015 and has been appointed by the Audit Committee of the Board to continue as our independent registered public accounting firm for the fiscal year ending December 31, 2018.
At the Annual Meeting, the stockholders will vote on a proposal to ratify this selection of an independent registered public accounting firm. If this ratification is not approved by the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter, the Board will reconsider its selection of an independent registered public accounting firm. Marcum has no interest, financial or otherwise, in the Company. We do not currently expect a representative of Marcum to physically attend the Annual Meeting; however, it is anticipated that a Marcum representative will be available to participate in the Annual Meeting via telephone in the event he or she wishes to make a statement, or in order to respond to appropriate questions.
The following table presents aggregate fees for professional services rendered by Marcum for the audit of our annual consolidated financial statements for the fiscal years ended December 31, 2017 and 2016.
	For the Year Ended December 31,
	2017	2016
Audit fees(1)	$309,009	$482,408
Audit-related fees	—	—
Tax fees	—	—
All other fees(2)	—	92,000
Total fees	$309,009	$574,408

(1)
Audit fees consist of the aggregate fees billed for each of the last two fiscal years for professional services rendered by Marcum for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Form 10-Qs, or services that are normally provided by Marcum in connection with the Company’s statutory and regulatory filings or engagements for those fiscal years.

(2)
Other fees were for professional services rendered related to the audit of IMT.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors
The Audit Committee pre-approves all audit and non-audit services provided by the independent auditors prior to the engagement of the independent auditors with respect to such services. The Chairman of the Audit Committee has been delegated the authority by the Audit Committee to pre-approve interim services by the independent auditors other than the annual audit. The Chairman of the Audit Committee must report all such pre-approvals to the entire Audit Committee at the next Audit Committee meeting.
Vote Required and Recommendation
Delaware law and our Amended and Restated Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Amended and Restated Certificate of Incorporation, as amended or applicable Delaware law), the affirmative vote of a majority of the shares present, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to ratify the Board’s selection of Marcum as our independent registered public accountants for the fiscal year ending December 31, 2018.

At the Annual Meeting a vote will be taken on a proposal to ratify the selection of Marcum as our independent registered public accountants for the fiscal year ending December 31, 2018.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF MARCUM AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018.

FUTURE STOCKHOLDER PROPOSALS
The Board has not yet determined the date on which the next Annual Meeting of Stockholders will be held. Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings in accordance with the rules and regulations adopted by the SEC. Any proposal which an eligible stockholder desires to have included in our proxy statement and presented at the next Annual Meeting of Stockholders will be included in our proxy statement and related proxy card if it is received by us a reasonable time before we begin to print and send our proxy materials and if it complies with SEC rules regarding inclusion of proposals in proxy statements. In order to avoid controversy as to the date on which we receive a proposal, it is suggested that any stockholder who wishes to submit a proposal submit such proposal by certified mail, return receipt requested.
Other deadlines apply to the submission of stockholder proposals for the next Annual Meeting of Stockholders that are not required to be included in our proxy statement under SEC rules. With respect to these stockholder proposals for the next Annual Meeting of Stockholders, a stockholder’s notice must be received by us a reasonable time before we begin to print and send our proxy materials. The form of proxy distributed by the Board for such meeting will confer discretionary authority to vote on any such proposal not received by such date. If any such proposal is received by such date, the proxy statement for the meeting will provide advice on the nature of the matter and how we intend to exercise our discretion to vote on each such matter if it is presented at that meeting.
EXPENSES AND SOLICITATION
We will bear the costs of printing and mailing proxies. In addition to soliciting stockholders by mail or through our regular employees, we may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have shares of our Common Stock registered in the name of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders following the original solicitation.
OTHER BUSINESS
The Board knows of no other items that are likely to be brought before the Annual Meeting except those that are set forth in the foregoing Notice of Annual Meeting of Stockholders. If any other matters properly come before the Annual Meeting, the persons designated on the enclosed proxy will vote in accordance with their judgment on such matters.

ADDITIONAL INFORMATION
We are subject to the information and reporting requirements of the Exchange Act, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.E., Washington, D.C. 20549 or may be accessed at www.sec.gov. Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330. You are encouraged to review our Annual Report on Form 10-K, together with any subsequent information we filed or will file with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting our legal counsel, Robinson Brog Leinwand Greene Genovese & Gluck P.C., Attn: David E. Danovitch, Esq. at 212-603-6300.
*************
It is important that the proxies be returned promptly and that your shares of Common Stock be represented. Stockholders are urged to mark, date, execute, and promptly return the accompanying proxy card.
April 30, 2018
By Order of the Board of Directors,

/s/ Gary Cuccio

Gary Cuccio
Executive Chairman of the Board and Interim Chief Executive Officer

Appendix A
xG Technology, Inc.
AUDIT COMMITTEE CHARTER
Role
The Audit Committee of the Board of Directors assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company, and such other duties as directed by the Board. The Committee’s purpose is to oversee the accounting and financial reporting processes of the Company, the audits of the Company’s financial statements, the qualifications of the public accounting firm engaged as the Company’s independent auditor to prepare or issue an audit report on the financial statements of the Company, and the performance of the Company’s internal and independent auditors. The Committee’s role includes a particular focus on the qualitative aspects of financial reporting to shareholders, the Company’s processes to manage business and financial risk, and compliance with significant applicable legal, ethical, and regulatory requirements. The Committee is directly responsible for the appointment, compensation, retention and oversight of the independent auditor.
Membership
The membership of the Committee shall consist of at least three directors, all of whom shall meet the independence requirements established by the Board and applicable laws, regulations and listing requirements provided, that to the extent that the Board so determines and applicable laws, regulations and listing requirements permit (as, for instance, with regard to companies which are “Small Business Issuers” within the meaning of the applicable rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”), the membership of the Committee may consist of at least two directors or, if the membership of the Committee consists of at least three directors, one need not meet the aforesaid independence requirements. Each member shall in the judgment of the Board have the ability to read and understand fundamental financial statements. At least one member of the Committee shall in the judgment of the Board be an “audit committee financial expert” as defined by the rules and regulations promulgated by the SEC (the “SEC Rules”), and at least one member (who may also serve as the audit committee financial expert) shall in the judgment of the Board meet the applicable financial sophistication standard as defined by the requirements of the market or exchange on which the Company’s securities may from time to time be listed or qualified for trading. The Board appoints the members of the Committee and the chairperson. The Board may remove any member from the Committee at any time with or without cause.
Operations
The Committee shall meet at least six times a year. Additional meetings may occur as the Committee or its chair deems advisable. The Committee will cause to be kept adequate minutes of all its proceedings, and will report on its actions and activities at the next quarterly meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Company, or (c) the laws of the state of Delaware.
Communications
The independent auditor reports directly to the Committee. The Committee is expected to maintain free and open communication with the independent auditor, the internal auditors, and management. This communication will include periodic private executive sessions with each of these parties.
Education
The Company is responsible for providing new members with appropriate orientation briefings and educational opportunities, and the full Committee with educational resources related to accounting principles and procedures, current accounting topics pertinent to the Company and other material as may be requested by the Committee. The Company will assist the Committee in maintaining appropriate financial literacy.
Authority
The Committee will have the resources and authority necessary to discharge its duties and responsibilities. The Committee has sole authority to retain and terminate outside financial experts or similar consultants, as it deems appropriate, including sole authority to approve the firms’ fees and other retention terms. The Committee will be provided with appropriate funding by the Company, as the Committee determines, for the payment of compensation to the Company’s independent auditor and other advisors as it deems appropriate, and ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company, and the Committee will take all necessary steps to preserve the privileged nature of those communications.
The Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Committee.
Responsibilities
The Committee’s specific responsibilities in carrying out its oversight role are delineated in the Audit Committee Responsibilities Calendar. The Responsibilities Calendar will be updated annually to reflect changes in regulatory requirements, authoritative guidance, and evolving oversight practices. As the compendium of Committee responsibilities, the most recently updated Responsibilities Calendar will be considered to be an addendum to this Charter.
The Committee relies on the expertise and knowledge of management, the internal auditors and the independent auditor in carrying out its oversight responsibilities. Management of the Company is responsible for determining the Company’s financial statements are complete, accurate and in accordance with generally accepted accounting principles. The independent auditor is responsible for auditing the Company’s financial statements. It is not the duty of the Committee to plan or conduct audits, to determine that the financial statements are complete and accurate and in accordance with generally accepted accounting principles, to conduct investigations, or to assure compliance with laws and regulations or the Company’s standards of business conduct, codes of ethics, internal policies, procedures and controls.
XG Technology, Inc. Audit Committee Responsibilities Calendar
WHEN PERFORMED Audit Committee Meetings
RESPONSIBILITY	Q1	Q2	Q3	Q4	As Needed
1. The agenda for Committee meetings will be prepared in consultation between the Committee chair (with input from the Committee members), Finance management, and the independent auditor.	X	X	X	X	X
2. Review and update the Audit Committee Charter and Responsibilities Calendar annually.				X
3. Complete an annual evaluation of the Committee’s performance.		X
4. Provide a report in the annual proxy that includes the Committee’s review and discussion of matters with management and the independent auditor.	X
5. Include a copy of the Committee charter as an appendix to the proxy statement at least once every three years. Appoint or replace the independent auditor and approve.					X

WHEN PERFORMED Audit Committee Meetings
RESPONSIBILITY	Q1	Q2	Q3	Q4	As Needed
6.
The terms on which the independent auditor is engaged for the ensuing fiscal year. At least annually, evaluate the independent auditor’s qualifications, performance, and independence, including that of the lead partner. The evaluation will include obtaining a written report from the independent auditor describing: the firm’s internal quality control procedures; any material issues raised by the most recent internal.

X
7.
Quality control review, or peer review, of the firm or by any inquiry or investigation by governmental or professional authorities within the past five years, concerning an independent audit or audits carried out by the firm, and any steps taken to deal with those issues; and all relationships between the independent auditor and the Company.

				X	X
8.
Resolve any disagreements between management and the independent auditor about financial reporting. Establish and oversee a policy designating permissible services that the independent auditor may perform for the Company, providing for pre-approval of those services by.

X
9.
The Committee subject to the de minimis exceptions permitted under applicable rules, and quarterly review of any services approved by the designated member under the policy and the firm’s non-audit services and related fees.

	X	X	X	X	X
10. Review the responsibilities, functions and performance of the Company’s internal audit department.	X
11.
Ensure receipt from the independent auditor of a formal written statement delineating all relationships between the auditor and the company, consistent with Independence Standards Board Standard No.
1, and actively engage in a dialogue with the auditor about any disclosed relationships or services that may impact the objectivity and independence of the auditor, and take appropriate action to oversee the independence of the independent auditor.

X
12.
Advise the Board about the Committee’s determination whether the Committee consists of three or more members all of whom are financially literate, including at least one member who has financial sophistication and is a financial expert.

X
13.
Inquire of Finance management and the independent auditor about significant risks or exposures, review the Company’s policies for risk assessment and risk management, and assess the steps management has taken to control such risk to the Company.

	X	X
14.
Review with the independent auditor and Finance management the audit scope and plan, and coordination of audit efforts to ensure completeness of coverage, reduction of redundant efforts, the effective use of audit resources, and the use of independent public accountants other than the appointed auditors of the Company.

	X	X	X

WHEN PERFORMED Audit Committee Meetings
RESPONSIBILITY	Q1	Q2	Q3	Q4	As Needed
15. Consider and review with Finance management and the independent auditor:
a. The Company’s annual assessment of the effectiveness of its internal controls and the independent auditor’s attestation and report about the Company’s assessment.	X
b. The adequacy of the Company’s internal controls including computerized information system controls and security.	X
c. Any related significant findings and recommendations of the independent auditor and internal audit together with management’s responses.					X
16. Review with Finance management any significant changes to GAAP and/or MAP policies or standards.	X	X	X	X
17. Review with Finance management and the independent auditor at the completion of the annual audit:
a. The Company’s annual financial statements and related footnotes.	X				X
b. The independent auditor’s audit of the financial statements and its report thereon.	X				X
c. Any signisficant changes required in the independent auditor’s audit plan.	X				X
d. Any serious difficulties or disputes with management encountered during the course of the audit and management’s response.	X				X
e. Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.	X				X
18. Review with Finance management and the independent auditor at least annually the Company’s critical accounting policies.	X				X
19.
Review policies and procedures with respect to transactions between the
Company and officers and directors, or affiliates of officers or directors, or transactions that are not a normal part of the Company’s business, and review and approve those related-party transactions that would be disclosed pursuant to SEC Regulation S-K, Item 404.

				X	X
20. Consider and review with Finance management:
a. Significant findings during the year and management’s responses.	X	X	X	X	X
b. Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.	X	X	X	X	X
c. Any changes required in planned scope of their audit plan.	X	X	X	X	X
21.
Participate in a telephonic meeting among Finance management and the independent auditor before each earnings release to discuss the earnings release, financial information and earnings guidance.

	X	X	X	X
22. Review and discuss with Finance management and the independent auditor the Company’s quarterly financial statements.	X	X	X	X
23.
Review the periodic reports of the Company with Finance management and the independent auditor prior to filing of the reports with the SEC, including the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”.

	X	X	X	X

WHEN PERFORMED Audit Committee Meetings
RESPONSIBILITY	Q1	Q2	Q3	Q4	As Needed
24. In connection with each periodic report of the Company, review:
a. Management’s disclosure to the Committee and the independent auditor under Section 302 of the Sarbanes-Oxley Act, including identified changes in internal control over financial reporting.	X	X	X	X
b. The contents of the Chief Executive Officer and the Chief Financial Officer certificates to be filed under Sections 302 and 906 of the Sarbanes-Oxley Act.	X	X	X	X
25. Monitor the appropriate standards adopted as a code of conduct for the Company.		X			X
26.
Review with the applicable officer of the Company legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators.

	X	X	X	X
27.
Develop, review and oversee procedures for (i) receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters, and (ii) the confidential, anonymous submission of employee concerns regarding accounting or auditing matters. The procedures established pursuant to this paragraph should also be made available for use by persons making reports under the Company’s Code of Conduct or Whistleblower Policy.

		X			X
28. Meet with the independent auditor in executive session to discuss any matters the Committee or the independent auditor believes should be discussed privately with the Audit Committee.	X	X	X	X
29. Meet with Finance management in executive sessions to discuss any matters the Committee or Finance management believes should be discussed privately with the Audit Committee.					X
30.
Set clear hiring policies for the Company’s hiring of employees or former employees of the independent auditor who were engaged in the
Company’s account, and ensure the policies comply with any regulations applicable to the Company.

X

Appendix B
xG Technology, Inc.
COMPENSATION COMMITTEE CHARTER
Role
The Compensation Committee’s role is to discharge the Board’s responsibilities relating to compensation of the Company’s executives, to produce an annual report on executive compensation for inclusion in the Company’s proxy statement, and to oversee and advise the Board on the adoption of policies that govern the Company’s compensation programs, including stock and benefit plans.
Membership
The membership of the Committee consists of at least three directors, all of whom shall, except as otherwise permitted under applicable laws, regulations and listing requirements, (a) meet the independence requirements established by the Board and applicable laws, regulations and listing requirements, (b) be a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, and (c) be an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code. The Board appoints the members of the Committee and the chairperson. The Board may remove any member from the Committee at any time with or without cause.
Operations
The Committee shall meet at least once a year. Additional meetings may occur as the Committee or its chair deems advisable. The Committee will cause to be kept adequate minutes of all its proceedings, and will report on its actions and activities at the next quarterly meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Company, or (c) the laws of the state of Delaware.
Authority
The Committee will have the resources and authority necessary to discharge its duties and responsibilities. The Committee has sole authority to retain and terminate compensation consultants retained to assist the Committee in determining the compensation of the Chief Executive Officer or senior executive officers, or other similar experts or consultants, as it deems appropriate, including sole authority to approve the firms’ fees and other retention terms. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company and the Committee will take all necessary steps to preserve the privileged nature of those communications.
The Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Committee.
Responsibilities
Subject to the provisions of any applicable xG Technology corporate governance policies, the principal responsibilities and functions of the Compensation Committee are as follows:
1.
Review the competitiveness of the Company’s executive compensation programs to ensure (a) the attraction and retention of corporate officers, (b) the motivation of corporate officers to achieve the Company’s business objectives, and (c) the alignment of the interests of key leadership with the long-term interests of the Company’s shareholders.

2.
Review trends in management compensation, oversee the development of new compensation plans, and, when necessary, approve the revision of existing plans.

B-1

3.
Review and approve the compensation structure for corporate officers at the level of corporate vice president and above.

4.
Oversee an evaluation of the performance of the Company’s executive officers and approve the annual compensation, including salary, bonus, incentive and equity compensation, for the executive officers.

5.
Review and approve CEO goals and objectives, evaluate CEO performance in light of these corporate objectives, and set CEO compensation consistent with company philosophy. The CEO may not be present during deliberations or voting concerning the CEO’s compensation. The CEO will be reviewed by the Chairman of the Board. The results of the annual CEO evaluation will be considered in setting CEO salary and other compensation.

6.
Review and approve compensation packages for new corporate officers and termination packages for corporate officers as requested by management.

7.
Review and discuss with the Board and senior officers plans for officer development and corporate succession plans for the CEO and other senior officers.

8.
Review and make recommendations concerning long-term incentive compensation plans, including the use of equity-based plans. Except as otherwise delegated by the Board, the Committee will act on behalf of the Board as the “Committee” established to administer equity-based and employee benefit plans, and as such will discharge any responsibilities imposed on the Committee under those plans, including making and authorizing grants, in accordance with the terms of those plans.

9.
Review periodic reports from management on matters relating to the Company’s personnel appointments and practices.

10.
Produce an annual Report of the Compensation Committee on Executive Compensation for the Company’s annual proxy statement in compliance with applicable Securities and Exchange Commission rules and regulations and relevant listing authority.

11.
Regularly review and make recommendations about changes to the charter of the Committee.

12.
Obtain or perform an annual evaluation of the Committee’s performance and make applicable recommendations.

B-2

Appendix C
xG Technology, Inc.
GOVERNANCE AND NOMINATION COMMITTEE CHARTER
Role
The Governance and Nomination Committee’s role is to determine the slate of director nominees for election to the Company’s Board of Directors, to identify and recommend candidates to fill vacancies occurring between annual shareholder meetings, to review, evaluate and recommend changes to the Company’s corporate governance policies, and to review the Company’s policies and programs that relate to matters of corporate responsibility, including public issues of significance to the Company and its stakeholders.
Membership
The membership of the Committee consists of at least two directors, each of whom shall meet the independence requirements established by the Board and applicable laws, regulations and listing requirements, provided, that if the Committee consists of at least three directors and applicable laws, regulations and listing requirements so permit, one of those directors need not meet independence requirements. The Board appoints the members of the Committee and the chairperson. The Board may remove any member from the Committee at any time with or without cause.
Operations
The Committee shall meet at least once a year. Additional meetings may occur as the Committee or its chair deems advisable. The Committee will cause to be kept adequate minutes of all its proceedings, and will report on its actions and activities at the next quarterly meeting of the Board (or within four months, whichever occurs sooner). Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Company, or (c) the laws of the state of Delaware.
Authority
The Committee will have the resources and authority necessary to discharge its duties and responsibilities. The Committee has sole authority to retain and terminate any search firm used to identify director candidates, or other similar experts or consultants, as it deems appropriate, including sole authority to approve such firms’ fees and other retention terms. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company and the Committee will take all necessary steps to preserve the privileged nature of those communications.
The Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Committee.
Responsibilities
Subject to the provisions of the Corporate Governance Guidelines, the principal responsibilities and functions of the Governance and Nomination Committee are as follows:
1.
Annually evaluate and report to the Board on the performance and effectiveness of the Board to facilitate the directors fulfilling their responsibilities in a manner that serves the interests of xG Technology, Inc.’s shareholders.

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2.
Annually present to the Board a list of individuals recommended for nomination for election to the Board at the annual meeting of shareholders.

3.
Before recommending an incumbent, replacement or additional director, review his or her qualifications, including capability, availability to serve, conflicts of interest, and other relevant factors.

4.
Assist in identifying, interviewing and recruiting candidates for the Board.

5.
Annually review the composition of each committee and present recommendations for committee memberships to the Board as requested by the Board.

6.
Periodically review the compensation paid to non-employee directors for annual retainers (including Board and committee Chairs) and meeting fees, if any, and make recommendations to the Board for any adjustments. No member of the Committee will act to fix his or her own compensation except for uniform compensation to directors for their services as such.

7.
Develop and periodically review and recommend to the Board appropriate revisions to the Company’s corporate governance policies.

8.
Monitor compliance with the Company’s corporate governance policies.

9.
Regularly review and make recommendations about changes to the charter of the Governance and Nomination Committee.

10.
Regularly review and make recommendations about changes to the charters of other Board committees after consultation with the respective committee chairs.

11.
Obtain or perform an annual evaluation of the Committee’s performance and make applicable recommendations.

12.
Assist the Chairman of the Board, if the Chairman is a non-management director, or otherwise the Chairman of the Committee acting as Lead Independent Director, in leading the Board’s annual review of the Chief Executive Officer’s performance.

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ANNUAL MEETING OF STOCKHOLDERS OF
xG TECHNOLOGY, INC.
June 14, 2018
Please mark, date, sign and mail your proxy card in the
envelope provided as soon as possible.
MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 and 2.
1.   Election of Directors
☐
      FOR ALL NOMINEES

☐
      George F. Schmitt

☐
      John C. Coleman

☐
      Gary Cuccio

☐
      Kenneth Hoffman

☐
      Richard L. Mooers

☐
      Raymond M. Sidney

☐
      General James T. Conway

☐
      WITHHOLD AUTHORITY FOR ALL NOMINEES

☐
      FOR ALL EXCEPT

(See Instruction below)
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and write the name of the nominee you wish to withhold authority in the box below.
To change the address on your account, please check the box at right and indicate your new address in the space above. Please note that changes to the registered name(s) on the account may be submitted via this method.	☐
2.   To approve a proposal to ratify the Board’s selection of MARCUM LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2018.
☐
      FOR THE PROPOSAL

☐
      AGAINST THE PROPOSAL

☐
      ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THE PROXY SHALL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS DIRECTORS AND FOR THE RATIFICATION OF MARCUM LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018.
PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS ON JUNE 14, 2018 AT 9:00 A.M. (EASTERN TIME) AT THE COMPANY’S OFFICES AT 240 S. PINEAPPLE AVE, CONFERENCE ROOM, 2nd FLOOR, SARASOTA, FL 34236	☐
Signature of Stockholder_________     Date:             Signature of Stockholder_________     Date:
Note: This proxy must be signed exactly as the name appears hereon. When shares of Common Stock are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

xG TECHNOLOGY, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 14, 2018
Revoking all prior proxies, the undersigned, a stockholder of xG TECHNOLOGY, INC. (the “Company”), hereby appoints Roger Branton and Benjamin Dickens or either of them, as attorneys-in-fact and agents of the undersigned, with full power of substitution, to vote all of the shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), owned by the undersigned at the Annual Meeting of Stockholders of the Company to be held on June 14, 2018 at the Company’s offices at 240 S. Pineapple Avenue, Conference Room, 2nd Floor, Sarasota, FL 34236, at 9:00 a.m. (Eastern Time), and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying, and confirming all that said attorney and agent or his substitute may lawfully do in place of the undersigned as indicated on the reverse.
IMPORTANT: SIGNATURE REQUIRED ON THE REVERSE SIDE